77Q1(a)

Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust,
dated November 1, 2010 (filed electronically as Exhibit (a)(4) to Post-Effective
Amendment No. 47 to the Registrant’s Registration Statement on January 28, 2011,
File No. 2-94608 and incorporated herein by reference).